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                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

                                          [_]Confidential, for Use of the
[_]Preliminary Proxy Statement               Commission Only (as permitted by
                                             Rule 14a-6(e)(2))

[_]Definitive Proxy Statement

[X]Definitive Additional Materials

[_]Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                NCR CORPORATION
               (Name of Registrant as Specified in its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

   Payment of Filing Fee (Check the appropriate box):

[X]No fee required.

[_]$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
   Item 22(a)(2) of Schedule 14A.

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies: ________

  (2) Aggregate number of securities to which transaction applies: ___________

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _____________

    ________________________________________________________________________

  (4) Proposed maximum aggregate value of transaction: _______________________

  (5) Total fee paid: ________________________________________________________

[_]Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1) Amount Previously Paid: ________________________________________________

  (2) Form, Schedule or Registration Statement No.: __________________________

  (3) Filing Party: __________________________________________________________

  (4) Date Filed: ____________________________________________________________

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Source: Internet Proxy Voting site for registered stockholders
        (http://www.voteproxy.com)

American Stock Transfer & Trust Company's Internet Voting System allows you to vote your proxy at your convenience.

Please enter your 11 digit control number: [        ] [CLICK TO SUBMIT]

                                NCR Corporation

Meeting to be held on 04/24/2002 for stockholders of record as of 02/11/2002.

                          Proxy Voting Instructions:

Your Internet vote is subject to the same terms and conditions as indicated on your proxy card and authorizes the named proxies to vote according to your instructions at the meeting.

Please select one of the following options:

     [___] Vote all proposals in accordance with the Board of Directors' recommendations

     [___]  Vote each proposal individually

                                   [SUBMIT]

Please vote on each proposal by clicking on the box that indicates your vote for the proposal. When you have finished, click on the submit button. You may also vote for or withhold from all directors at one time by clicking the For All or Withhold From All button respectively.

          [___]  For All    [___]  Withhold from All

     Election of Directors                             Ballot

C.K. Prahalad                              [___]  For  [___]  Withhold

William S. Stavropoulos                    [___]  For  [___]  Withhold

                      Proposal                                Ballot

2.  Approval of the appointment of                [___]  For   [___]  Against
    PricewaterhouseCoopers LLP as the             [___]  Abstain
    Company's independent accountants for 2002.

3.  Stockholder proposal regarding the form of    [___]  For   [___]  Against
    NCR's proxy card.                             [___]  Abstain

4.  Stockholder proposal regarding the            [___]  For   [___]  Against
    Company's business operations in              [___]  Abstain
    Northern Ireland.


                              [VOTE NOW]  [RESET]

You voted for:

     [Name of Director]
     [Proposals]

You voted to withhold your vote from:

     [Name of Director]

You voted against:

     [Name of Director]
     [Proposals]

Please click cancel to revise your vote.

                                [OK]  [CANCEL]

Thank you for voting with American Stock Transfer & Trust Company's Internet Voting System

                  We have recorded your vote for the meeting.
         To receive confirmation please enter your email address below.

                                [email, please]

To enroll in the NCR Corporation paperless stockholder mailing (e.g., annual reports, proxy statements, etc.) consent program, please click here. You will need the account number and company number listed on your proxy card.

Source: Telephone Voting IVR for registered stockholders
        (1-800-PROXIES or 1-800-776-9437)

Welcome to American Stock Transfer & Trust Company's telephonic proxy voting system. To utilize this service, you must have a touch-tone phone. If you do not have a touch-tone phone, please mail your proxy in the business reply envelope that accompanied the proxy material.

Please enter the 11 digit control number that is indicated on your proxy card. [Pause]

The control number you entered indicates you are a shareholder of NCR
Corporation.

If you wish to vote in accordance with management's recommendations, press 1. If you wish to vote on each proposal individually, press 2.

[Selection 1]
You have elected to vote in accordance with management's recommendations. If this is correct, press 1.
If this is incorrect, press 2.

[Selection 2]
You have elected to vote on each proposal individually. The first proposal to be voted upon is the election of directors. You may cast your vote for all directors or you may withhold authority to vote for all directors. If you wish to withhold authority to vote for a particular director, you must vote by mail. To vote for all directors, press 1. To withhold authority to vote from all directors, press 2.

     [selection 1]
     You have selected to vote for all directors.
     If this is correct, press 1.
     If this is incorrect, press 2.

     [selection 2]
     You have elected to withhold authority to vote for all directors. If this is correct, press 1.
     If this is incorrect, press 2.

The next proposal to be voted on is proposal number 2. You may vote for or against the proposal, or you may abstain.
To vote for the proposal, press 1.
To vote against the proposal, press 2
To abstain, press 3.

     [Selection 1]
     You have elected to vote in favor of this proposal.
     If this is correct, press 1.
     If this is incorrect, press 2.

     [Selection 2]
     You have elected to vote against this proposal.
     If this is correct, press 1.
     If this is incorrect, press 2.

     [Selection 3]
     You have elected to abstain on this proposal.
     If this is correct, press 1.
     If this is incorrect, press 2.

The next proposal to be voted on is proposal number 3. You may vote for or against the proposal, or you may abstain.
To vote for the proposal, press 1.
To vote against the proposal, press 2
To abstain, press 3.

     [Selection 1]
     You have elected to vote in favor of this proposal.
     If this is correct, press 1.
     If this is incorrect, press 2.

     [Selection 2]
     You have elected to vote against this proposal.
     If this is correct, press 1.
     If this is incorrect, press 2.

     [Selection 3]
     You have elected to abstain on this proposal.
     If this is correct, press 1.
     If this is incorrect, press 2.

The last proposal to be voted on is proposal number 4. You may vote for or against the proposal, or you may abstain.
To vote for the proposal, press 1.
To vote against the proposal, press 2
To abstain, press 3.

     [Selection 1]
     You have elected to vote in favor of this proposal.
     If this is correct, press 1.
     If this is incorrect, press 2.

     [Selection 2]
     You have elected to vote against this proposal.
     If this is correct, press 1.
     If this is incorrect, press 2.

     [Selection 3]
     You have elected to abstain on this proposal.

     If this is correct, press 1.
     If this is incorrect, press 2.

Your vote is confirmed.

Thank you for using the American Stock Transfer & Trust Company telephonic proxy voting system for NCR Corporation. If you wish to vote on a proxy for another company, press one. Otherwise, please hang up.


Source:  NCR Intranet Site (http://www.ncrnet.ncr.com)

Dates:  March 15, 2002 - April 24, 2002

                Important Information for Employee Stockholders

Stockholders will soon be receiving NCR's proxy statement and proxy card electronically or in the mail. Employee stockholders are once again encouraged to save NCR significant printing and mailing costs, if possible, by:
(1) voting your proxy for NCR's 2002 Annual Meeting of Stockholders electronically via the Internet or by telephone; and
(2)  electing to receive future proxy statements and annual reports electronically.

For more information on how you can help NCR save on the printing and mailing costs associated with these materials, click HERE [link to site below].

________________________________________________________________________________

Source: NCR Intranet Site (http://iis.ncrnet.ncr.com/ncrnet/stock-info.shtml)

Dates:  March 15, 2002 - April 24, 2002

Attention employee stockholders:

(1)  Electronic Voting

If you are a "registered" stockholder (holding NCR stock in your own name rather than through a nominee such as a bank or broker) you can vote your proxy by accessing the Internet voting website at http://www.voteproxy.com. You will need the control number found on your proxy card to vote over the Internet.

If you hold your NCR shares in street name through a nominee (such as in a bank or brokerage account), you may receive similar instructions on how to vote electronically with your proxy statement.

(2)  Electronic Delivery of Proxy Materials

Registered stockholders may consent to electronic delivery online at

http://www.investpower.com, by clicking on "Enroll to receive mailings via e-mail" and completing the online consent form. If you provide your consent, you will receive future NCR annual reports and proxy statements via an e-mail that directs you to an Internet site where the materials will be posted. We will continue to deliver these materials to you electronically until you revoke your consent by notifying American Stock Transfer and Trust Company at 1-800-937-5449.

If you hold your NCR stock through a nominee, such as a bank or broker, you should check the instructions provided by your nominee on how to receive future proxy statements and annual reports electronically.

--------------------------------------------------------------------------------
No matter how you hold your NCR stock, we strongly recommend that, if possible, you take advantage of these cost-saving opportunities by voting electronically and registering for electronic delivery of future proxy statements and annual reports.
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Source:   Email to all NCR employees
Date:     March 18, 2002
Subject:  Delivery of NCR's 2001 Annual Report and 2002 Proxy Materials

On March 13, 2002, NCR commenced mailing its 2001 Annual Report and Notice of Meeting and Proxy Statement in connection with the Company's 2002 Annual Meeting.

You may view the Company's Annual Report and proxy materials at the following Internet sites:
..  2001 Annual Report:  http://investor.ncr.com/downloads/2001AR.pdf

..  Notice of Annual Meeting and Proxy Statement:
   http://investor.ncr.com/downloads/2002proxy.pdf

We are shipping small quantities of the 2001 Annual Report to our major facilities. If you are unable to obtain a copy of this report at your location, you may order printed copies of the 2001 Annual Report, as well as the Notice of Annual Meeting and Proxy Statement, from the NCR Graphics Fulfillment Center at http://procurement.ncr.com/gp/Link091104.asp or 1-800-773-8094. (Note: It is most cost-effective to order copies from the Fulfillment Center in increments of 10.) Please keep in mind that if you are an NCR stockholder, you will be receiving a copy of these materials in the mail (unless you have opted for electronic delivery).

The Company encourages you to save NCR printing and mailing costs by:
..  voting your proxy for NCR's 2002 Annual Meeting of Stockholders electronically via the Internet or by telephone; and
..  electing to receive future proxy statements and annual reports electronically by enrolling at online at http://www.investpower.com (click on "Enroll to receive mailings via e-mail" and complete the online consent form).

Further information on how you can help NCR save on the printing and mailing costs are located at http://iis.ncrnet.ncr.com/ncrnet/stock-info.shtml.


Source:   Electronic delivery email to registered stockholders
Date:     March 14, 2002

The annual meeting of stockholders of NCR Corporation will be held on April 24, 2002, for stockholders of record as of February 11, 2002. You may vote [____] shares of NCR common stock as of the record date. Your control number to vote via the Internet at www.voteproxy.com or via telephone at 1-800-proxies (1-800-776-9437) is [__________].

You may view the Company's proxy materials for the 2002 Annual Meeting by going to the following Internet sites:

..  Annual Report:  http://investor.ncr.com/downloads/2001AR.pdf

..  Notice of Annual Meeting and Proxy Statement:
   http://investor.ncr.com/downloads/2002proxy.pdf


You may also request printed copies of these materials by calling NCR Investor Relations at (937) 445-5905.

Note: There are no charges to you for these services, however, there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies. Such costs, if any, are your responsibility.